UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-4084

Hawaiian Tax-Free Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:

(212) 697-6666

Date of fiscal year end:   3/31/21

Date of reporting period:  3/31/21

FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS

Annual Report March 31, 2021

We are hopeful we will be able to see you in November
at a Shareholder Meeting!

In light of public health concerns regarding the ongoing
coronavirus pandemic (COVID-19), and out of an abundance of
caution with a goal to support the health and well-being of
shareholders, we will determine, at a later date, whether or not we believe it is appropriate to hold a meeting during 2021.

Please check our website in late September or October:

www.aquilafunds.com

You may also contact your financial professional who will
be notified of the details when a decision has been made.

Thank you for your understanding while we
continue to navigate these difficult times.

Hawaiian Tax-Free Trust “It has been Quite the Year” Serving Hawaii investors since 1985

May, 2021

Dear Fellow Shareholder:

More than likely, you became a fellow shareholder based on our Trust’s investment objective, which is to provide as high a level of double tax-free income as is consistent with preservation of capital.

The COVID-19 pandemic brought a lot of uncertainty to the U.S. beginning in March 2020. Given that uncertainty oftentimes results in market volatility, you may have wondered how the Aquila Group of Funds handles changes in the market and potential volatility. And, are there any regulatory safeguards related to investments in the Trust?

Let’s begin with your Trust’s investment strategy. By design, the investment strategy we formulated with our first municipal bond fund back in 1985 was designed with potential market volatility in mind. This strategy includes:

High-Quality Investments – When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans. You may be aware that organizations such as Moody’s, S&P, and Fitch register with the U.S. Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs uses a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability to pay interest as well as a bond’s face value at maturity. This review process continues through routine ongoing analysis and evaluation. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools. Our goal with the Aquila Group of Funds is, as feasible, to conduct our own review and ongoing monitoring of securities in which your Trust invests.

Intermediate maturities – Our goal with maintaining an average intermediate maturity is to limit volatility with any change in interest rates.

Diversification – This part of our strategy is quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, we have sought to invest, on behalf of our shareholders, in as many types of projects as possible throughout the state. This limits exposure in any particular situation (and, it enhances the quality of life throughout the state by financing worthy municipal projects).

NOT A PART OF THE ANNUAL REPORT

Local Expertise – In line with our guiding principles, we have always believed that local makes a real difference. With portfolio investment professionals that generally reside in the states in which we invest, we don’t have to read about issues affecting the state, because we have our local eyes and ears. Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions.

Now, let’s talk about regulatory safeguards related to investments in the Trust – of course, please bear in mind that past performance is no guarantee of future results. Mutual funds are highly regulated in large part because they are one of the primary savings and investment vehicles for U.S. investors. The Investment Company Act of 1940 (the “1940 Act”) – an act of Congress that regulates mutual funds – is enforced and regulated by the SEC, whose mission includes protecting investors. Two important areas of focus by the SEC and your Trust’s management are as follows:

Portfolio Valuation – Your Trust’s portfolio securities are valued based upon information provided by a nationally prominent independent pricing service. As an added precaution, we periodically assess the reasonableness of these prices through other pricing services. If a market quotation or a valuation from the pricing service is not readily available for a particular security, we seek to value the security in good faith under procedures established by and under the general supervision of your Trust’s Board of Trustees.

Liquidity Risk Management – The SEC recently adopted Rule 22e-4 with the goal to reduce the risk that funds will be unable to meet shareholder requests to redeem shares without significantly reducing the value of other remaining shareholders’ investments in the fund. Your shareholder report now includes a Statement Regarding Liquidity Risk Management Program.

As always, thank you for your continued confidence in the Trust. We remain committed to our disciplined strategy as we manage your Trust, keeping in mind the trust you have placed in us.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Hawaiian Tax-Free Trust ANNUAL REPORT Management Discussion Serving Hawaii investors since 1985

U. S. Economy

The economy’s strength in 2021 seems virtually assured as vaccine rollouts continue, businesses reopen, and massive emergency fiscal and monetary stimulus programs prop up consumer demand and help to sustain favorable financial market conditions. However, the longer-term trajectory for the economy is less certain as these emergency measures are ultimately scaled back in the future. The Biden Administration addressed some of this uncertainty recently with the unveiling of the American Jobs Plan, which initially calls for $2.25 trillion of investments over eight years to boost jobs by improving the country’s infrastructure. The proposed plan would be funded by an increase in the corporate tax rate from 21% to 28% and higher taxes on foreign earnings. While obtaining congressional support for the tax increases may be a challenge, there is bipartisan agreement that infrastructure enhancements are critical to maintaining U.S. competitiveness in the global economy.

Bond prices came under pressure in the first quarter of 2021 as investors demanded higher interest rates to compensate for an expected uptick in inflation as the global economy completes its recovery. The yield on the 10-year U.S. Treasury notes jumped from 0.92% at the end of last year to 1.74% on March 31 – the highest level in 14 months. While interest rates seem likely to trend higher as the year progresses, putting further pressure on bond prices, we expect the pace and magnitude of future increases to slow. Long-term rates have normalized in recent months returning to pre-pandemic levels and the long-term inflation outlook remains subdued. Interest rates remain extremely low abroad which could serve to keep a lid on U.S. rates. Importantly, the Federal Reserve remains committed to maintaining short-term interest rates at close to 0% through 2023 which is likely to sustain investor demand for higher-yielding longer maturity bonds.

Municipal Market

While the municipal bond market over the last year was characterized by pockets of extreme volatility, the one-year return was strongly positive. Volatility was driven by pandemic-related concerns as well as political and tax uncertainties. At the onset of the pandemic last March, municipal bonds came under heavy selling pressure in a flight to safety. Meanwhile, fearful investors were drawn to the relative safety of U.S. Treasury securities with little sensitivity to relative yield. This resulted in the municipal bond to Treasury yield ratio briefly increasing to a record 800% for shorter-maturity issues. Risk tolerant, opportunistic investors were drawn to municipals because of this yield spread opportunity, and in subsequent months, as municipal bond prices were bid up, the yield relationship between municipal bond and U.S. Treasury securities normalized. While municipal bond prices at present are no longer the bargain they were relative to U.S. Treasury securities, prices could be supported by taxation and supply-related developments. Tax-law changes during the previous Administration have prevented issuers from pre-refunding tax-exempt bonds with new tax-exempt bonds. This has resulted in reduced supply of newly issued tax-exempt bonds. We expect that trend to continue. At the same time, we expect strong investor demand for tax-exempt bonds due to the prospects for higher personal income tax rates nationally and locally. Additionally credit quality is likely to benefit from Federal government support directed at addressing pandemic-related strains and aging infrastructure.

1  |  Hawaiian Tax-Free Trust

MANAGEMENT DISCUSSION (continued)

Hawaii Economy

The University of Hawaii Economic Research Organization (“UHERO”) and the State Department of Business, Economic Development and Tourism (“DBEDT”) both anticipate that Hawaii’s economy will enjoy a robust recovery from the pandemic. Gross Domestic Product (“GDP”) is expected to expand by 2.7% this year compared with a contraction of 10.2% in 2020. This forecast reflects the beneficial impact of Federal fiscal stimulus of approximately $22 Billion directed at Hawaii and the State’s success in curbing the spread of the virus. The State’s unemployment rate, which peaked in the second quarter of 2020 at 20.3%, has been gradually declining. In February of this year, it stood at 9.2% according to the US Bureau of Labor Statistics. Employment has benefited from Federal fiscal support as well as the State’s “Safe Travel Program” which has reopened domestic travel to the islands. The recovery of international travel has lagged as many countries have been slower to vaccinate their populations. DBEDT expects 5.5 million visitors to Hawaii in 2021 – an increase of almost 103% from 2020. Further strengthening in tourism revenue is expected over the next few years fueled by pent-up demand and Hawaii’s distinction of being a safe destination.

Trust Performance

Hawaiian Tax-Free Trust’s Class Y shares returned 3.08% for the twelve-month period ended March 31, 2001. This compares to 4.47% for the Bloomberg Barclays Quality Intermediate Municipal Bond Index benchmark (the “Index”). The performance differential largely reflects the absence of operating expenses in the Index and the relatively weak performance of Hawaii municipal bonds due to the State’s significant exposure to travel and travel-related businesses. Hawaiian Tax-Free Trust (the “Trust”) continues to be 100% invested in Hawaii municipals. This is especially beneficial for the Trust’s high tax bracket Hawaii-resident shareholders who are generally exempt from federal and state taxes with respect to the Trust’s income distributions.

Outlook and Strategy

While we remain comfortable with the credit standing of the Hawaii issuers in which the Trust has invested, the State’s dependence on tourism could produce occasional bouts of price volatility on any setbacks in the travel industry’s recovery. However, at present, Hawaii appears to be on a solid pathway of improvement. We have positioned the Trust with a slightly shorter duration than the Index in an attempt to reduce interest rate risk. Further, to take advantage of relative value opportunities along the yield curve, we are presently under-weighted in intermediate maturity holdings with offsetting over-weights in shorter and longer-dated holdings versus the Index. Overall, we look forward to higher rates that may provide opportunities for additional yield and, in turn, be beneficial for our shareholders.

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MANAGEMENT DISCUSSION (continued)

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Trust.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

3  |  Hawaiian Tax-Free Trust

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Hawaiian Tax-Free Trust (the “Trust”) for the 10-year period ended March 31, 2021 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2021
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 2/20/85
With Maximum Sales Charge	(1.13)%	0.91%	2.15%	4.93%
Without Sales Charge	2.97	1.73	2.58	5.05
Class C since 4/01/96
With CDSC**	1.06	0.92	1.76	2.79
Without CDSC	2.06	0.92	1.76	2.79
Class F since 11/30/18
No Sales Charge	3.11	N/A	N/A	3.85
Class Y since 4/01/96
No Sales Charge	3.08	1.94	2.78	3.91
Bloomberg Barclays Intermediate Index	4.47	2.71	3.39	5.06*	(Class A)
				4.34	(Class C & Y)
				4.74	(Class F)

Total return figures shown for the Trust reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Trust Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*     From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**   CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

4  |  Hawaiian Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of

Hawaiian Tax-Free Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hawaiian Tax-Free Trust (the “Trust”), including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2021

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS MARCH 31, 2021

Principal Amount	General Obligation Bonds (40.3%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (23.9%)
	City and County of Honolulu, Hawaii, Series A
$ 1,000,000	5.000%, 10/01/23	Aa1/NR/AA+	$ 1,118,660
3,000,000	5.000%, 10/01/25	Aa1/NR/AA+	3,596,357
5,055,000	5.000%, 10/01/26	Aa1/NR/AA+	6,044,947
1,735,000	5.000%, 10/01/29	Aa1/NR/AA+	2,059,504
1,300,000	5.000%, 10/01/35	Aa1/NR/AA+	1,533,686
1,000,000	5.000%, 10/01/36	Aa1/NR/AA+	1,177,345
	City and County of Honolulu, Hawaii, Series 2018A
1,130,000	5.000%, 09/01/32	Aa1/NR/AA+	1,431,162
	City and County of Honolulu, Hawaii, Series 2019A, Rail Transit Project
1,500,000	5.000%, 09/01/25	Aa1/NR/AA+	1,793,281
1,060,000	5.000%, 09/01/26	Aa1/NR/AA+	1,303,652
	City and County of Honolulu, Hawaii, Series 2020A, Rail Transit Project
500,000	4.000%, 09/01/36	Aa1/NR/AA+	596,479
640,000	4.000%, 09/01/39	Aa1/NR/AA+	756,604
500,000	4.000%, 09/01/40	Aa1/NR/AA+	587,335
	City and County of Honolulu, Hawaii, Series B
2,040,000	5.000%, 10/01/26	Aa1/NR/AA+	2,439,504
5,000,000	4.000%, 11/01/27	Aa1/NR/AA+	5,256,541
5,000,000	4.500%, 11/01/28	Aa1/NR/AA+	5,284,869
4,000,000	4.500%, 11/01/29	Aa1/NR/AA+	4,226,152
	City and County of Honolulu, Hawaii, Series 2018B
5,000,000	5.000%, 09/01/24	Aa1/NR/AA+	5,780,626
	City and County of Honolulu, Hawaii, Series 2019B, Rail Transit Project
1,095,000	4.000%, 09/01/24	Aa1/NR/AA+	1,228,943
1,175,000	3.000%, 09/01/25	Aa1/NR/AA+	1,302,483
	City and County of Honolulu, Hawaii, Series 2020B, Rail Transit Project
5,020,000	5.000%, 03/01/31	Aa1/NR/AA+	6,622,334

6  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (continued)
	City and County of Honolulu, Hawaii, Series C
$ 2,860,000	5.000%, 10/01/23	Aa1/NR/AA+	$ 3,199,369
2,745,000	5.000%, 10/01/26	Aa1/NR/AA+	3,282,568
2,060,000	5.000%, 10/01/27	Aa1/NR/AA+	2,455,343
4,430,000	5.000%, 10/01/28	Aa1/NR/AA+	5,265,036
575,000	5.000%, 10/01/29	Aa1/NR/AA+	682,545
	City and County of Honolulu, Hawaii, Series 2019C
1,075,000	4.000%, 08/01/26	Aa1/NR/AA+	1,262,860
1,020,000	4.000%, 08/01/29	Aa1/NR/AA+	1,255,505
3,000,000	4.000%, 08/01/36	Aa1/NR/AA+	3,570,193
1,275,000	4.000%, 08/01/43	Aa1/NR/AA+	1,488,973
	City and County of Honolulu, Hawaii, Series 2020C
2,000,000	4.000%, 07/01/36	Aa1/NR/AA+	2,400,801
1,000,000	3.000%, 07/01/37	Aa1/NR/AA+	1,092,971
1,000,000	4.000%, 07/01/39	Aa1/NR/AA+	1,188,925
950,000	4.000%, 07/01/40	Aa1/NR/AA+	1,122,200
	City and County of Honolulu, Hawaii, Series E, Crossover Refunding
1,820,000	5.000%, 09/01/29	Aa1/NR/AA+	2,270,534
	City and County of Honolulu, Hawaii, Series 2020F
1,250,000	5.000%, 07/01/35	Aa1/NR/AA+	1,631,800
	County of Hawaii, Series A
1,500,000	5.000%, 09/01/25	Aa2/AA/NR	1,786,054
	County of Hawaii, 2016-Series A
1,010,000	4.000%, 09/01/35	Aa2/AA/NR	1,130,885
	County of Hawaii, 2017-Series A
2,365,000	5.000%, 09/01/27	Aa2/NR/AA+	2,930,631
1,970,000	5.000%, 09/01/28	Aa2/NR/AA+	2,428,131
4,150,000	5.000%, 09/01/29	Aa2/NR/AA+	5,086,115
	County of Hawaii, 2016-Series C
370,000	5.000%, 09/01/27	Aa2/AA/NR	446,495

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (continued)
	County of Hawaii, 2017-Series D
$ 2,445,000	4.000%, 09/01/28	Aa2/NR/AA+	$ 2,868,865
1,000,000	4.000%, 09/01/31	Aa2/NR/AA+	1,151,889
	County of Hawaii, 2020-Series A
1,050,000	5.000%, 09/01/25	Aa2/AA/AA+	1,250,238
2,000,000	5.000%, 09/01/29	Aa2/AA/AA+	2,615,135
2,250,000	5.000%, 09/01/31	Aa2/AA/AA+	2,980,557
1,000,000	5.000%, 09/01/37	Aa2/AA/AA+	1,295,338
	County of Kauai, Hawaii, 2011-Series A
200,000	3.250%, 08/01/23	Aa2/AA/AA	201,973
	County of Kauai, Hawaii, 2012-Series A
515,000	5.000%, 08/01/21	Aa2/AA/AA	523,076
	County of Kauai, Hawaii, 2017 Series
530,000	5.000%, 08/01/21	Aa2/NR/AA	538,311
250,000	4.000%, 08/01/22	Aa2/NR/AA	262,640
300,000	3.000%, 08/01/24	Aa2/NR/AA	325,829
220,000	5.000%, 08/01/25	Aa2/NR/AA	262,085
235,000	5.000%, 08/01/26	Aa2/NR/AA	288,339
285,000	5.000%, 08/01/28	Aa2/NR/AA	357,426
825,000	2.500%, 08/01/29	Aa2/NR/AA	893,235
385,000	5.000%, 08/01/30	Aa2/NR/AA	476,549
200,000	4.000%, 08/01/32	Aa2/NR/AA	232,411
200,000	5.000%, 08/01/37	Aa2/NR/AA	242,724
	County of Kauai, Hawaii, 2021A Series
1,000,000	5.000%, 08/01/23†††	Aa2/NR/AA	1,106,450
	County of Kauai, Hawaii, Refunding, Series A
1,125,000	3.250%, 08/01/21	Aa2/AA/AA	1,136,303
1,445,000	4.000%, 08/01/22	Aa2/AA/AA	1,462,818
1,300,000	4.000%, 08/01/24	Aa2/AA/AA	1,363,082
1,010,000	3.625%, 08/01/25	Aa2/AA/AA	1,020,479
970,000	3.000%, 08/01/25	Aa2/AA/AA	1,002,587
615,000	3.000%, 08/01/26	Aa2/AA/AA	634,791
2,280,000	4.500%, 08/01/28	Aa2/AA/AA	2,399,678
345,000	5.000%, 08/01/29	Aa2/AA/AA	365,280

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (continued)
	County of Maui, Hawaii
$ 1,045,000	3.000%, 06/01/27	Aa1/AA+/AA+	$ 1,095,010
2,000,000	3.000%, 06/01/28	Aa1/AA+/AA+	2,087,733
	County of Maui, Hawaii, Series 2014 Refunding
1,900,000	5.000%, 06/01/22	Aa1/AA+/AA+	2,006,805
1,015,000	5.000%, 06/01/23	Aa1/AA+/AA+	1,119,398
4,015,000	5.000%, 06/01/24	Aa1/AA+/AA+	4,601,084
	County of Maui, Hawaii, Series 2018
70,000	5.000%, 09/01/21	Aa1/AA+/AA+	71,390
4,160,000	5.000%, 09/01/26	Aa1/AA+/AA+	5,128,663
5,060,000	5.000%, 09/01/30	Aa1/AA+/AA+	6,429,867
	County of Maui, Hawaii, Series 2020
800,000	3.000%, 03/01/31	Aa1/AA+/AA+	904,057
1,250,000	5.000%, 03/01/33	Aa1/AA+/AA+	1,630,079
1,275,000	5.000%, 03/01/34	Aa1/AA+/AA+	1,654,763
	Total City & County		154,105,335

	State (16.4%)
	State of Hawaii, Series EE
2,915,000	5.000%, 11/01/25	Aa2/AA+/AA	3,134,341
	State of Hawaii, Series EF
3,000,000	5.000%, 11/01/24	Aa2/AA+/AA	3,227,220
	State of Hawaii, Series EH
4,170,000	5.000%, 08/01/25	Aa2/AA+/AA	4,627,746
	State of Hawaii, Series EL, Refunding
2,045,000	5.000%, 08/01/23	Aa2/AA+/AA	2,271,504
	State of Hawaii, Series EO, Refunding
4,000,000	5.000%, 08/01/27	Aa2/AA+/AA	4,588,142
2,000,000	5.000%, 08/01/28	Aa2/AA+/AA	2,290,504
2,045,000	5.000%, 08/01/29	Aa2/AA+/AA	2,339,856
3,095,000	5.000%, 08/01/30	Aa2/AA+/AA	3,541,249

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Hawaii, Series EP, Refunding
$ 5,075,000	5.000%, 08/01/23	Aa2/AA+/AA	$ 5,637,106
5,000,000	5.000%, 08/01/24	Aa2/AA+/AA	5,763,821
5,280,000	5.000%, 08/01/25	Aa2/AA+/AA	6,079,017
5,300,000	5.000%, 08/01/26	Aa2/AA+/AA	6,088,757
	State of Hawaii, Series ET
200,000	5.000%, 10/01/24	Aa2/AA+/AA	231,893
1,980,000	5.000%, 10/01/30	Aa2/AA+/AA	2,353,222
	State of Hawaii, Series EZ Refunding
2,085,000	5.000%, 10/01/26	Aa2/AA+/AA	2,491,270
	State of Hawaii, Series FB
6,185,000	5.000%, 04/01/27	Aa2/AA+/AA	7,489,111
2,255,000	4.000%, 04/01/29	Aa2/AA+/AA	2,583,529
	State of Hawaii, Series FG
1,265,000	5.000%, 10/01/28	Aa2/AA+/AA	1,552,505
	State of Hawaii, Series FH
825,000	5.000%, 10/01/25	Aa2/AA+/AA	988,998
4,055,000	5.000%, 10/01/28	Aa2/AA+/AA	4,976,607
	State of Hawaii, Series FN
2,515,000	5.000%, 10/01/29	Aa2/AA+/AA	3,138,224
1,145,000	5.000%, 10/01/31	Aa2/AA+/AA	1,422,082
	State of Hawaii, Series FT
10,100,000	5.000%, 01/01/29	Aa2/AA+/AA	12,751,777
1,680,000	5.000%, 01/01/30	Aa2/AA+/AA	2,107,931
4,015,000	5.000%, 01/01/33	Aa2/AA+/AA	4,987,084
1,095,000	5.000%, 01/01/38	Aa2/AA+/AA	1,346,273
	State of Hawaii, Series FW
3,000,000	5.000%, 01/01/24	Aa2/AA+/AA	3,385,302
4,000,000	4.000%, 01/01/25	Aa2/AA+/AA	4,529,062
	Total State		105,924,133
	Total General Obligation Bonds		260,029,468

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (38.0%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Airport (3.7%)
	State of Hawaii Airport System Revenue Refunding, AMT
$ 1,500,000	5.000%, 07/01/23	A1/A+/A+	$ 1,523,383
3,000,000	5.000%, 07/01/45	A1/A+/A+	3,437,518
	State of Hawaii Airport System Revenue, Series A, AMT
4,000,000	5.000%, 07/01/29	A1/A+/A+	4,972,414
2,000,000	5.000%, 07/01/32	A1/A+/A+	2,449,996
	State of Hawaii Airport System Revenue, Series B
2,000,000	5.000%, 07/01/25	A1/A+/A+	2,369,559
	State of Hawaii Airport System Revenue Refunding, Series 2011, AMT
890,000	5.000%, 07/01/24	A1/A+/A+	903,874
	State of Hawaii Airport System Revenue, Series 2015A, AMT
2,000,000	5.000%, 07/01/41	A1/A+/A+	2,291,679
	State of Hawaii Airport System Revenue, Series 2020A, AMT
3,000,000	5.000%, 07/01/32	A1/A+/A+	3,812,213
	State of Hawaii Department of Transportation Airports Division Lease Revenue COP AMT
1,060,000	5.000%, 08/01/21 AGM Insured	A2/AA/A	1,074,807
800,000	5.000%, 08/01/21	A2/A/A	810,781
360,000	5.000%, 08/01/23	A2/A/A	396,597
	Total Airport		24,042,821

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Education (5.2%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Mid-Pacific Institute) Series 2020
$ 340,000	4.000%, 01/01/28	NR/BBB+/NR	$ 378,258
360,000	4.000%, 01/01/29	NR/BBB+/NR	402,714
270,000	4.000%, 01/01/32	NR/BBB+/NR	297,445
360,000	4.000%, 01/01/33	NR/BBB+/NR	394,640
435,000	3.000%, 01/01/34	NR/BBB+/NR	436,736
300,000	3.000%, 01/01/35	NR/BBB+/NR	299,830
280,000	3.000%, 01/01/36	NR/BBB+/NR	278,732
	University of Hawaii, Revenue Refunding, Medical School, Series E
500,000	5.000%, 10/01/21	Aa3/NR/AA	511,847
1,650,000	5.000%, 10/01/25	Aa3/NR/AA	1,976,372
4,635,000	5.000%, 10/01/29	Aa3/NR/AA	5,617,076
3,825,000	5.000%, 10/01/31	Aa3/NR/AA	4,598,767
	University of Hawaii, Series B
1,055,000	4.000%, 10/01/23	Aa3/NR/AA	1,152,632
1,250,000	4.000%, 10/01/24	Aa3/NR/AA	1,405,131
1,125,000	5.000%, 10/01/25	Aa3/NR/AA	1,347,526
1,065,000	5.000%, 10/01/26	Aa3/NR/AA	1,271,504
	University of Hawaii, Series F
1,595,000	5.000%, 10/01/25	Aa3/NR/AA	1,910,493
1,335,000	5.000%, 10/01/29	Aa3/NR/AA	1,667,717
2,080,000	5.000%, 10/01/30	Aa3/NR/AA	2,583,967
2,690,000	5.000%, 10/01/31	Aa3/NR/AA	3,327,674
	University of Hawaii, 2017B, Refunding
1,000,000	3.000%, 10/01/28	Aa3/NR/AA	1,112,499
	University of Hawaii, 2020D, Refunding
2,000,000	4.000%, 10/01/33	Aa3/NR/AA	2,426,095
	Total Education		33,397,655

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Housing (0.3%)
	State of Hawaii Housing Finance and Development Corp., Iwilei Apartments, Series A
$ 1,825,000	3.750%, 01/01/31 FHLMC Insured Liquidity Agreement	NR/AA+/NR	$ 1,874,125
	State of Hawaii Housing Finance and Development Corp., Kuhio Park Terrace, Series A
185,000	3.850%, 10/01/21 FHLMC Insured Liquidity Agreement	NR/AA+/NR	185,448
	State of Hawaii Housing Finance and Development Corp. Single Family Mortgage, Series B
45,000	4.500%, 01/01/26 GNMA/ FNMA/ FHLMC Insured	Aaa/AA+/AAA	45,396
	Total Housing		2,104,969

	Medical (7.3%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaii Pacific Health) Series A
750,000	5.000%, 07/01/21	A1/NR/AA-	758,591
200,000	5.000%, 07/01/22	A1/NR/AA-	211,795
1,000,000	5.000%, 07/01/24	A1/NR/AA-	1,102,298
685,000	5.000%, 07/01/25	A1/NR/AA-	753,454
1,355,000	5.000%, 07/01/27	A1/NR/AA-	1,486,895
280,000	5.000%, 07/01/28	A1/NR/AA-	306,991
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaii Pacific Health) Series B
225,000	5.000%, 07/01/30	A1/NR/AA-	246,214
415,000	5.125%, 07/01/31	A1/NR/AA-	455,082

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Medical (continued)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Queens Health System) Series A
$ 1,295,000	5.000%, 07/01/21	A1/AA-/NR	$ 1,309,866
1,500,000	5.000%, 07/01/22	A1/AA-/NR	1,588,654
1,105,000	5.000%, 07/01/23	A1/AA-/NR	1,220,134
4,725,000	5.000%, 07/01/24	A1/AA-/NR	5,406,104
3,120,000	5.000%, 07/01/25	A1/AA-/NR	3,687,879
1,715,000	5.000%, 07/01/26	A1/AA-/NR	2,023,207
2,400,000	5.000%, 07/01/27	A1/AA-/NR	2,817,018
850,000	5.000%, 07/01/28	A1/AA-/NR	992,662
15,420,000	5.000%, 07/01/35	A1/AA-/NR	17,703,110
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Senior Living Revenue, Kahala Nui)
1,000,000	5.000%, 11/15/21	NR/NR/A	1,028,754
3,575,000	5.125%, 11/15/32	NR/NR/A	3,782,463
	Total Medical		46,881,171

	Transportation (8.2%)
	State of Hawaii Harbor System, Series 2020A, AMT
10,000,000	4.000%, 07/01/36	Aa3/NR/AA-	11,677,399
9,000,000	4.000%, 07/01/37	Aa3/NR/AA-	10,471,768
	State of Hawaii Highway Revenue, Series A
1,000,000	5.000%, 01/01/25	Aa2/AA+/AA	1,146,587
1,000,000	5.000%, 01/01/26	Aa2/AA+/NR	1,200,662
5,000,000	5.000%, 01/01/27	Aa2/AA+/AA	6,103,029
5,000,000	5.000%, 01/01/30	Aa2/AA+/AA	6,051,414
2,200,000	5.000%, 01/01/31	Aa2/AA+/NR	2,811,082
4,750,000	4.000%, 01/01/31	Aa2/AA+/AA	5,416,419
3,040,000	5.000%, 01/01/32	Aa2/AA+/AA	3,144,282
1,000,000	5.000%, 01/01/32	Aa2/AA+/NR	1,272,665

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	State of Hawaii Highway Revenue, Series B
$ 2,000,000	5.000%, 01/01/25	Aa2/AA+/AA	$ 2,330,518
1,340,000	5.000%, 01/01/27	Aa2/AA+/AA	1,635,612
	Total Transportation		53,261,437

	Utility (5.1%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series A, AMT
11,320,000	3.100%, 05/01/26	Baa2/BBB/A-	12,344,333
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series B, AMT
4,000,000	4.000%, 03/01/37	Baa2/BBB/A-	4,395,633
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2015
6,300,000	3.200%, 07/01/39	Baa2/BBB/A-	6,740,953
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2015, AMT
500,000	3.250%, 01/01/25	Baa2/NR/A-	539,076
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2019, AMT
8,500,000	3.500%, 10/01/49	Baa2/NR/A-	8,810,746
	Total Utility		32,830,741

	Water & Sewer (7.1%)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series A
265,000	5.000%, 07/01/21	Aa2/NR/AA+	268,087
1,000,000	5.000%, 07/01/23	Aa2/NR/AA+	1,105,381
1,030,000	5.000%, 07/01/24	Aa2/NR/AA+	1,182,062
1,795,000	5.000%, 07/01/26	Aa2/NR/AA+	2,053,123

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2020A
$ 500,000	5.000%, 07/01/27	NR/AAA/AA+	$ 627,609
1,565,000	5.000%, 07/01/33	NR/AAA/AA+	2,051,525
2,105,000	4.000%, 07/01/36	NR/AAA/AA+	2,536,846
1,890,000	4.000%, 07/01/37	NR/AAA/AA+	2,269,485
2,035,000	4.000%, 07/01/39	NR/AAA/AA+	2,429,025
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2021A
500,000	5.000%, 07/01/32	NR/AAA/AA+	675,955
525,000	5.000%, 07/01/33	NR/AAA/AA+	706,430
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2015B
2,000,000	5.000%, 07/01/24	Aa2/NR/AA	2,298,761
2,095,000	5.000%, 07/01/25	Aa2/NR/AA	2,490,837
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2016A
2,000,000	5.000%, 07/01/34	Aa2/NR/AA	2,409,184
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2016B
635,000	5.000%, 07/01/35	Aa2/NR/AA	763,836
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2018A
6,000,000	5.000%, 07/01/36	Aa2/NR/AA	7,383,436
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2019A
2,000,000	5.000%, 07/01/24	Aa2/NR/AA	2,298,761
3,000,000	4.000%, 07/01/30	Aa2/NR/AA	3,667,459

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2019B
$ 900,000	4.000%, 07/01/38	Aa2/NR/AA	$ 1,067,104
	City and County of Honolulu, Hawaii, Wastewater System (Second Bond Resolution) Junior Series 2015A
4,000,000	5.000%, 07/01/25	Aa3/NR/AA-	4,746,513
	City and County of Honolulu, Hawaii, Wastewater System (Second Bond Resolution) Junior Series 2019A
1,375,000	3.000%, 07/01/26	Aa3/NR/AA-	1,537,888
1,050,000	3.000%, 07/01/27	Aa3/NR/AA-	1,182,239
	Total Water & Sewer		45,751,546

	Other (1.1%)
	Hawaii State Department of Hawaiian Home Lands, Series 2017
925,000	5.000%, 04/01/22	A1/NR/NR	968,936
600,000	5.000%, 04/01/23	A1/NR/NR	655,878
500,000	5.000%, 04/01/24	A1/NR/NR	567,140
850,000	5.000%, 04/01/26	A1/NR/NR	1,028,294
905,000	5.000%, 04/01/29	A1/NR/NR	1,106,141
830,000	5.000%, 04/01/30	A1/NR/NR	1,007,864
	Hawaii State Department of Hawaiian Home Lands, COP (Kapolei Office Facility), 2017 Series A
330,000	5.000%, 11/01/24	Aa3/NR/NR	381,803
145,000	5.000%, 11/01/25	Aa3/NR/NR	173,205
1,115,000	5.000%, 11/01/27	Aa3/NR/NR	1,405,104
	Total Other		7,294,365
	Total Revenue Bonds		245,564,705

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (20.3%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded\Escrowed to Maturity General Obligation Bonds (7.7%)
	City & County (3.6%)
	City and County of Honolulu, Hawaii, Series A, Prerefunded to 11/01/22 @100
$ 2,000,000	5.000%, 11/01/26	Aa1/NR/NR	$ 2,153,587
5,000,000	5.000%, 11/01/27	Aa1/NR/NR	5,383,966
5,000,000	5.000%, 11/01/31	Aa1/NR/NR	5,383,966
5,000,000	5.000%, 11/01/32	Aa1/NR/NR	5,383,966
	County of Hawaii, Series A, Prerefunded to 09/01/22 @100
1,500,000	5.000%, 09/01/30	Aa2/AA/AA+	1,603,209
	County of Hawaii, 2013-Series A, Prerefunded to 09/01/22 @100
500,000	5.000%, 09/01/23	Aa2/AA/AA+	534,403
1,000,000	5.000%, 09/01/25	Aa2/AA/AA+	1,068,806
1,000,000	5.000%, 09/01/27	Aa2/AA/AA+	1,068,806
1,000,000	5.000%, 09/01/28	Aa2/AA/AA+	1,068,806
	Total City & County		23,649,515

	State (4.1%)
	State of Hawaii, Series DZ, Prerefunded to 12/01/21 @100
3,710,000	5.000%, 12/01/26	NR/NR/NR*	3,828,349
8,845,000	5.000%, 12/01/29	NR/NR/NR*	9,127,155
1,735,000	5.000%, 12/01/29	Aa2/AA+/NR	1,790,932
4,220,000	5.000%, 12/01/30	NR/NR/NR*	4,354,618
2,315,000	5.000%, 12/01/30	Aa2/AA+/NR	2,389,630
	State of Hawaii, Series EE, Prerefunded to 11/01/22 @100
80,000	5.000%, 11/01/24	Aa2/AA+/NR	86,143
45,000	5.000%, 11/01/24	NR/NR/NR*	48,456
2,385,000	5.000%, 11/01/25	NR/NR/NR*	2,568,152
70,000	5.000%, 11/01/27	NR/NR/NR*	75,376
220,000	5.000%, 11/01/27	Aa2/AA+/NR	236,894

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (continued)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Hawaii, Series EH, Prerefunded to 08/01/23 @100
$ 1,800,000	5.000%, 08/01/27	Aa2/AA+/AA	$ 2,001,406
	State of Hawaii, Series EH, ETM
5,000	5.000%, 08/01/21	NR/NR/NR*	5,078
	Total State		26,512,189
	Total Pre-Refunded\ Escrowed to Maturity General Obligation Bonds		50,161,704

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (12.6%)
	Airport (3.0%)
	State of Hawaii Airport System Revenue Refunding, AMT ETM
13,000,000	5.000%, 07/01/21	A1/A+/NR	13,147,961
	State of Hawaii Airport System Revenue Refunding, AMT
5,000,000	5.000%, 07/01/22	A1/A+/NR	5,056,908
1,110,000	5.000%, 07/01/24	NR/NR/NR*	1,122,498
	Total Airport		19,327,367

	Transportation (2.3%)
	State of Hawaii Highway Revenue, Series A, Prerefunded to 01/01/22 @100
6,000,000	5.000%, 01/01/28	Aa2/AA+/NR	6,218,005
4,140,000	5.000%, 01/01/29	Aa2/AA+/NR	4,290,423
3,980,000	5.000%, 01/01/30	Aa2/AA+/NR	4,124,610
	Total Transportation		14,633,038

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (continued)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water & Sewer (7.3%)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Refunding Series A
$ 4,795,000	4.500%, 07/01/29	Aa2/NR/AA+	$ 5,056,147
4,955,000	4.500%, 07/01/30	Aa2/NR/AA+	5,224,861
5,020,000	5.000%, 07/01/31	Aa2/NR/AA+	5,324,469
3,040,000	5.000%, 07/01/32	Aa2/NR/AA+	3,224,380
3,495,000	5.000%, 07/01/33	Aa2/NR/AA+	3,706,976
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series A
875,000	5.000%, 07/01/27	Aa2/NR/AA+	1,007,758
1,750,000	5.000%, 07/01/28	Aa2/NR/AA+	2,015,516
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2014A
360,000	5.000%, 07/01/29	Aa2/NR/AA+	414,620
	City and County of Honolulu, Hawaii, Wastewater System, Prerefunded to 07/01/21 @100
2,480,000	4.500%, 07/01/30	Aa2/NR/NR	2,506,175
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2012A, Prerefunded to 07/01/22 @100
1,000,000	5.000%, 07/01/30	Aa2/NR/NR	1,060,651
1,000,000	5.000%, 07/01/31	Aa2/NR/NR	1,060,651
1,500,000	5.000%, 07/01/32	Aa2/NR/NR	1,590,977
2,500,000	5.000%, 07/01/42	Aa2/NR/NR	2,651,628
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2012B
2,000,000	4.000%, 07/01/28	Aa2/NR/NR	2,095,266
3,000,000	4.000%, 07/01/30	Aa2/NR/NR	3,142,900

20  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (continued)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water & Sewer (continued)
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2015B
$ 2,000,000	5.000%, 07/01/30	Aa2/NR/AA	$ 2,376,077
3,700,000	5.000%, 07/01/31	Aa2/NR/AA	4,395,743
	Total Water & Sewer		46,854,795
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		80,815,200
	Total Pre-Refunded\Escrowed to Maturity Bonds		130,976,904
	Total Municipal Bonds (cost $607,451,132)		636,571,077

Shares	Short-Term Investment (0.5%)
2,998,331	Dreyfus Government Cash Management, Institutional Shares, 0.03%** (cost $2,998,331)	Aaa-mf/AAAm/NR	2,998,331

	Total Investments (cost $610,449,463-note 4)	99.1%	639,569,408
	Other assets less liabilities	0.9	6,020,833
	Net Assets	100.0%	$ 645,590,241

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa and Aaa-mf of Moody’s or AAA of S&P or Fitch and AAAm of S&P	2.3%
Pre-refunded bonds\ETM bonds ††	20.5
Aa of Moody’s or AA of S&P or Fitch	66.6
A of Moody’s or S&P or Fitch	10.3
BBB of S&P	0.3
100.0%

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

PORTFOLIO ABBREVIATIONS

AGM - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

COP - Certificates of Participation

ETM - Escrowed to Maturity

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond's originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††	Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

22  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2021

ASSETS
Investments at value (cost $610,449,463)	$639,569,408
Interest receivable	7,517,398
Receivable for Trust shares sold	1,406,190
Other assets	82,892
Total assets	648,575,888

LIABILITIES
Receivable for investment securities purchased	1,534,433
Payable for Trust shares redeemed	672,054
Advisory and Administrative fees payable	246,299
Dividends payable	205,125
Distribution and service fees payable	2,102
Accrued expenses payable	325,634
Total liabilities	2,985,647
NET ASSETS	$645,590,241

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$562,396
Additional paid-in capital	615,250,515
Total distributable earnings	29,777,330
$645,590,241
CLASS A
Net Assets	$549,148,147
Capital shares outstanding	47,848,033
Net asset value and redemption price per share	$11.48
Maximum offering price per share* (100/97 of $11.48)	$11.84

CLASS C
Net Assets	$19,865,312
Capital shares outstanding	1,732,007
Net asset value and offering price per share	$11.47

CLASS F
Net Assets	$295,319
Capital shares outstanding	25,679
Net asset value, offering and redemption price per share	$11.50

CLASS Y
Net Assets	$76,281,463
Capital shares outstanding	6,633,886
Net asset value, offering and redemption price per share	$11.50

* Maximum sales rate reduced to 3% on September 1, 2020.

See accompanying notes to financial statements.

23  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2021

Investment Income
Interest income		$16,322,709

Expenses
Investment Adviser fee (note 3)	$1,497,446
Administrator/Business Manager fee (note 3)	1,432,339
Distribution and service fee (note 3)	1,321,035
Transfer and shareholder servicing agent fees	478,171
Trustees’ fees and expenses (note 7)	167,917
Legal fees	165,559
Fund accounting fees	137,986
Registration fees and dues	58,464
Shareholders’ reports and proxy statements	41,987
Insurance	31,690
Auditing and tax fees	31,100
Custodian fees	22,176
Credit facility fees (note 10)	17,563
Compliance services (note 3)	8,081
Miscellaneous	38,211

Total expenses		5,449,725
Net investment income		10,872,984

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	656,097
Change in unrealized appreciation on investments	7,007,259

Net realized and unrealized gain on investments		7,663,356
Net change in net assets resulting from operations		$18,536,340

See accompanying notes to financial statements.

24  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income	$10,872,984	$12,020,838
Realized gain (loss) from securities transactions	656,097	1,286,773
Change in unrealized appreciation on investments	7,007,259	3,038,381
Change in net assets resulting from operations	18,536,340	16,345,992

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(10,405,247)	(10,555,166)

Class C Shares	(240,092)	(277,419)

Class F Shares	(3,146)	(1,061)

Class Y Shares	(1,510,211)	(1,350,401)
Change in net assets from distributions	(12,158,696)	(12,184,047)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	54,091,280	47,289,784
Reinvested dividends and distributions	9,364,358	9,238,728
Cost of shares redeemed	(70,522,914)	(77,917,518)
Change in net assets from capital share transactions	(7,067,276)	(21,389,006)

Change in net assets	(689,632)	(17,227,061)

NET ASSETS:
Beginning of period	646,279,873	663,506,934
End of period	$645,590,241	$646,279,873

See accompanying notes to financial statements.

25  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS MARCH 31, 2021

1. Organization

Hawaiian Tax-Free Trust (the “Trust”), a non-diversified, open-end investment company, was organized on May 7, 1984, as a Massachusetts business trust and commenced operations on February 20, 1985. The Trust is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of March 31, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$2,998,331
Level 2 – Other Significant Observable Inputs – Municipal Bonds	636,571,077
Level 3 – Significant Unobservable Inputs	—
Total	$639,569,408
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount and market discount.
e)	Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Trust’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

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HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2021, there were no items identified that have been reclassified among components of net assets.
i)	The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

The Asset Management Group of Bank of Hawaii (the “Adviser”), serves as Investment Adviser to the Trust. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust’s investments. Aquila Investment Management LLC (the “Administrator/Business Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Administrator/Business Manager for the Trust under an Administration and Business Management Agreement with the Trust. The Administrator/Business Manager provides all administrative services to the Trust other than those relating to its investment portfolio. These include providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the shareholder servicing agent, fund accounting agent, custodian, legal counsel, auditors and distributor.

The Trust pays the Adviser a fee which is payable monthly and computed on the net assets of the Trust as of the close of business each day at the annual rate of 0.23% of the Trust’s net assets up to and including $875 million; 0.17% of the Trust’s net assets between $875 million and $1.5 billion; and 0.155% of the Trust’s net assets over $1.5 billion. For its services, the Administrator/Business Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.22% of the Trust’s net assets.

Under a Compliance Agreement with the Administrator/Business Manager, the Administrator/Business Manager is additionally compensated by the Trust for compliance related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Adviser and the Administrator/Business Manager are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

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HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

b)	Distribution and Service Fees:

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.20% of the Trust’s average net assets represented by Class A Shares. For the year ended March 31, 2021, distribution fees on Class A Shares amounted to $1,095,332 of which the Distributor retained $72,973.

Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $169,277. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $56,426. The total of these payments made with respect to Class C Shares amounted to $225,703 of which the Distributor retained $54,716.

Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Trust’s shares are sold primarily through the facilities of these financial intermediaries having offices within Hawaii, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2021, total commissions on sales of Class A Shares amounted to $255,927, of which the Distributor received $51,024.

c)	Transfer and shareholder servicing fees:

The Trust occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

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HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

4. Purchases and Sales of Securities

During the year ended March 31, 2021, purchases of securities and proceeds from the sales of securities aggregated $64,249,203 and $57,524,433, respectively.

At March 31, 2021, the aggregate tax cost for all securities was $610,449,463. At March 31, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $29,385,261 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $265,316 for a net unrealized appreciation of $29,119,945.

5. Portfolio Orientation

Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Hawaii, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Hawaii and whatever effects these may have upon Hawaii issuers’ ability to meet their obligations.

30  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

6. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	2,979,306	$34,436,263	2,283,857	$26,087,654
Reinvested dividends and distributions	703,934	8,132,627	712,422	8,144,099
Cost of shares redeemed	(4,535,051)	(52,333,138)	(4,873,945)	(55,503,696)
Net change	(851,811)	(9,764,248)	(1,877,666)	(21,271,943)

Class C Shares
Proceeds from shares sold	172,199	1,987,562	335,778	3,828,568
Reinvested dividends and distributions	16,947	195,693	19,907	227,316
Cost of shares redeemed	(567,814)	(6,561,726)	(799,920)	(9,110,459)
Net change	(378,668)	(4,378,471)	(444,235)	(5,054,575)

Class F Shares
Proceeds from shares sold	15,734	182,318	9,867	113,108
Reinvested dividends and distributions	272	3,148	92	1,061
Cost of shares redeemed	(59)	(686)	(1,591)	(18,298)
Net change	15,947	184,780	8,368	95,871

Class Y Shares
Proceeds from shares sold	1,509,257	17,485,137	1,510,877	17,260,454
Reinvested dividends and distributions	89,240	1,032,890	75,640	866,252
Cost of shares redeemed	(1,006,741)	(11,627,364)	(1,164,988)	(13,285,065)
Net change	591,756	6,890,663	421,529	4,841,641
Total transactions in Trust shares	(622,776)	$(7,067,276)	(1,892,004)	$(21,389,006)

7. Trustees’ Fees and Expenses

At March 31, 2021, there were 4 Trustees, one of whom is affiliated with the Administrator/Business Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2021 was $167,917. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

31  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

8. Securities Traded on a When-Issued Basis

The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash at the shareholder’s option. The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Hawaii income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a portion of the dividends and distributions may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$10,859,333	$11,903,399
Ordinary Income	16,825	117,440
Capital gains	1,282,538	163,208
	$12,158,696	$12,184,047

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Unrealized appreciation	$29,119,945
Undistributed tax-exempt income	212,816
Other temporary differences	(205,125)
Undistributed net realized gains	649,694
$29,777,330

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the deduction of distributions payable.

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HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021 (per the August 26, 2020 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement during the year ended March 31, 2021.

11. Recent Events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low or negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Trust’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

33  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.36	$11.29	$11.14	$11.32	$11.61
Income (loss) from investment operations:
Net investment income (1)	0.19	0.21	0.23	0.22	0.23
Net gain (loss) on securities (both realized and unrealized)	0.14	0.07	0.15	(0.18)	(0.29)
Total from investment operations	0.33	0.28	0.38	0.04	(0.06)
Less distributions (note 9):
Dividends from net investment income	(0.19)	(0.21)	(0.23)	(0.22)	(0.23)
Distributions from capital gains	(0.02)	—†	—	—	—
Total distributions	(0.21)	(0.21)	(0.23)	(0.22)	(0.23)
Net asset value, end of period	$11.48	$11.36	$11.29	$11.14	$11.32
Total return (not reflecting sales charge)	2.97%	2.51%	3.42%	0.38%	(0.54)%
Ratios/supplemental data
Net assets, end of period (in millions)	$549	$553	$571	$609	$657
Ratio of expenses to average net assets	0.83%	0.88%	0.85%	0.82%	0.83%
Ratio of net investment income to average net assets	1.68%	1.84%	2.03%	1.98%	1.99%
Portfolio turnover rate	9%	12%	10%	21%	27%

†     Capital gain distribution less than $0.01.

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

34  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.36	$11.28	$11.13	$11.32	$11.60
Income (loss) from investment operations:
Net investment income (1)	0.10	0.12	0.14	0.13	0.14
Net gain (loss) on securities (both realized and unrealized)	0.13	0.08	0.15	(0.19)	(0.28)
Total from investment operations	0.23	0.20	0.29	(0.06)	(0.14)
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.12)	(0.14)	(0.13)	(0.14)
Distributions from capital gains	(0.02)	—†	—	—	—
Total distributions	(0.12)	(0.12)	(0.14)	(0.13)	(0.14)
Net asset value, end of period	$11.47	$11.36	$11.28	$11.13	$11.32
Total return (not reflecting CDSC)	2.06%	1.78%	2.59%	(0.51)%	(1.24)%
Ratios/supplemental data
Net assets, end of period (in millions)	$20	$24	$29	$40	$49
Ratio of expenses to average net assets	1.63%	1.68%	1.65%	1.62%	1.63%
Ratio of net investment income to average net assets	0.87%	1.03%	1.22%	1.18%	1.19%
Portfolio turnover rate	9%	12%	10%	21%	27%

†     Capital gain distribution less than $0.01.

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

35  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Year Ended March 31, 2021	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$11.39	$11.30	$11.06
Income (loss) from investment operations:
Net investment income(1)	0.22	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	0.13	0.09	0.24
Total from investment operations	0.35	0.32	0.32
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.23)	(0.08)
Distributions from capital gains	(0.02)	—†	—
Total distributions	(0.24)	(0.23)	(0.08)
Net asset value, end of period	$11.50	$11.39	$11.30
Total return	3.11%	2.91%	2.93%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$0.30	$0.11	$0.02
Ratio of expenses to average net assets	0.59%	0.66%	0.67%(3)
Ratio of net investment income to average net assets	1.89%	2.00%	2.19%(3)
Portfolio turnover rate	9%	12%	10%(3)

*     Commencement of operations.

†    Capital gain distribution less than $0.01.

(1)  Per share amounts have been calculated using the daily average shares method.

(2)  Not annualized.

(3)  Annualized.

See accompanying notes to financial statements.

36  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.39	$11.31	$11.16	$11.34	$11.63
Income (loss) from investment operations:
Net investment income (1)	0.22	0.23	0.25	0.25	0.25
Net gain (loss) on securities (both realized and unrealized)	0.13	0.08	0.15	(0.18)	(0.29)
Total from investment operations	0.35	0.31	0.40	0.07	(0.04)
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.23)	(0.25)	(0.25)	(0.25)
Distributions from capital gains	(0.02)	—†	—	—	—
Total distributions	(0.24)	(0.23)	(0.25)	(0.25)	(0.25)
Net asset value, end of period	$11.50	$11.39	$11.31	$11.16	$11.34
Total return	3.08%	2.80%	3.62%	0.58%	(0.33)%
Ratios/supplemental data
Net assets, end of period (in millions)	$76	$69	$64	$58	$49
Ratio of expenses to average net assets	0.63%	0.69%	0.65%	0.62%	0.63%
Ratio of net investment income to average net assets	1.87%	2.03%	2.22%	2.18%	2.19%
Portfolio turnover rate	9%	12%	10%	21%	27%

†     Capital gain distribution less than $0.01.

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

37  |  Hawaiian Tax-Free Trust

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Hawaiian Tax-Free Trust (the “Trust”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). The Trust’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether the Trust’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed the Trust’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing the Trust’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Trust would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which the Trust would reasonably anticipate trading: historical net redemption activity, the Trust’s concentration in an issuer, shareholder concentration, Trust performance, Trust size, and distribution channels.

The Committee considered the Trust’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Aquila Group of Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds.

The Committee also performed an analysis to determine whether the Trust is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Trust because the Trust primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

38  |  Hawaiian Tax-Free Trust

Additional Information (unaudited)

Trustees(1)(2) and Officers

Name and Year of Birth(3)	Positions Held with Trust and Length of Service(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(6)

Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(7) and parent of Aquila Investment Management LLC, Administrator, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Glenn P. O’Flaherty Granby, CO (1958)	Chair of the Board since 2020; Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Catherine Luke Honolulu, HI (1972)	Trustee since 2018	President and Director, Loyalty Enterprises, Ltd. (property management) since 2013; Vice President, Loyalty Development, Ltd. (real estate investment) since 2012; President and Director, KJL, Inc. (real estate investment) since 2011; Director, Hawaii Leadership Forum (leadership program) since 2015.	1	Director, Trinity Merger Corporation (special purpose acquisition vehicle) 2018-2019

39  |  Hawaiian Tax-Free Trust

Name and Year of Birth(3)	Positions Held with Trust and Length of Service(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Randolph P. Perreira Honolulu, HI (1959)	Trustee since 2018	Executive Director, Hawaii Government Employees Association since 1986; President, Hawaii State AFL-CIO since 2005; Director, Aloha United Way since 2005; Member, P-20 Council for the State of Hawaii since 2003; Director, American Judicature Society (Hawaii) since 2009; Director, Island Energy Services since July, 2020; current Board member, Industrial Relations Research Association; current Board member, Hawaii Medical Services Association; currently or formerly active with various civic and charitable organizations.	1	Randolph P. Perreira Honolulu, HI (1959)

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	From time to time Bank of Hawaii may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust’s investment adviser.
(3)	The mailing address of each Trustee is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(4)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(5)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(6)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Administrator’s corporate parent, as an officer and Manager of the Administrator, and as a Manager of the Distributor.
(7)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

40  |  Hawaiian Tax-Free Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Sherri Foster Lahaina, HI (1950)	Senior Vice President since 1993	Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Funds Trust since 2013 and Aquila Three Peaks Opportunity Growth Fund, 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President since 1998	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Candace D. Roane New York, NY (1977)	Vice President since 2019	Vice President of all funds in the Aquila Group of Funds since 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since 2019, Vice President, Marketing Communication and Data Manager, 2010–2019.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Administrator and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Sherri Foster Lahaina, HI (1950)	Senior Vice President since 1993	Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Funds Trust since 2013 and Aquila Three Peaks Opportunity Growth Fund, 2006-2013.

41  |  Hawaiian Tax-Free Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Administrator or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each Officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

42  |  Hawaiian Tax-Free Trust

Your Trust’s Expenses (unaudited)

As a Trust shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/20	Ending(1) Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Ending Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Net Annualized Expense Ratio
A	$1,000	$1,001.50	$4.04	$1,020.89	$4.08	0.81%
C	$1,000	$ 997.40	$8.02	$1,016.90	$8.10	1.61%
F	$1,000	$1,002.60	$2.85	$1,022.09	$2.87	0.57%
Y	$1,000	$1,002.40	$3.05	$1,021.89	$3.07	0.61%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

43  |  Hawaiian Tax-Free Trust

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Administrator also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Trust. As such, the Trust did not vote any proxies. Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $10,859,333 of dividends paid by Hawaiian Tax-Free Trust, constituting 89.3% of total dividends paid, were exempt-interest dividends, exempt from regular Federal income tax and Hawaii state income tax; $1,282,538 of dividends paid by the Trust constituting 10.5% of total dividends paid were capital gains distributions and the balance was ordinary dividend income.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

44  |  Hawaiian Tax-Free Trust

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Administrator/Business Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Adviser

ASSET MANAGEMENT GROUP of

BANK of HAWAII

130 Merchant Street, Suite 370

Honolulu, Hawaii 96813

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

Catherine Luke

Randolph P. Perreira

Officers

Diana P. Herrmann, President

Sherri Foster, Senior Vice President

Paul G. O’Brien, Senior Vice President

Stephen J. Caridi, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-HIAR-0521

ITEM 2.   CODE OF ETHICS.

(a)	As of March 31, 2021 the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(c)	N/A

(d)	N/A

(f)(2)	The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at aquilafunds.com.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)	The Registrant's Board of Trustees has determined that Mr. Randolph Perreira and Mr. Glenn O’Flaherty, members of the Registrant’s Audit Committee, are audit committee financial experts. Mr. Perreira and Mr. O’Flaherty are both “independent” as such term is defined in Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $28,300 in 2020 and $27,600 in 2021.

(b)	Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)	Tax Fees - The Registrant was billed by the principal accountant $3,500 and $3,500 in 2020 and 2021, respectively, for return preparation and tax compliance.

(d)	All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

(e)(1)	Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)	None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(e)	No applicable.

(g)	There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

(h)	Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   INVESTMENTS.

(a)                 Schedule I -Included in Item 1 above

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
                  INVESTMENT COMPANIES.

Not applicable

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
                  AFFILIATED PURCHASERS.

Not applicable

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)	Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 13.   EXHIBITS.

(a)(1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN TAX-FREE TRUST

By:  /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

June 7, 2021

By:  /s/ Joseph P. DiMaggio

Chief Financial Officer and Treasurer

June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

June 7, 2021

By:  /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

June 7, 2021